SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2001


                               Arch Wireless, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                 000-23232/001-14248           31-1358569
-------------------------------   -----------------------   --------------------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                 File Numbers)         Identification No.)

             1800 West Park Drive, Suite 250
                      Westborough, MA                              01581
---------------------------------------------------------   --------------------
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     On November 9, 2001, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. ("AWCI"), a wholly-owned subsidiary of Arch Wireless, Inc. (the "Registrant"), filed an involuntary petition against AWCI under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts (the "Bankruptcy Court").

     On November 26, 2001, the Registrant and certain of its subsidiaries entered into an agreement (the "Voting Agreement") with holders of a majority of the Registrant's secured debt (the "Consenting Holders") for a consensual joint plan of reorganization (the "Plan") pursuant to chapter 11 of the Bankruptcy Code. On December 6, 2001, AWCI filed an answer consenting to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to AWCI under Chapter 11 of the Bankruptcy Code. Also on December 6, 2001, the Registrant and 19 of the Registrant's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases will be jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. The Registrant and its domestic subsidiaries are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

     The Registrant expects to file the Plan with the Bankruptcy Court by January 15, 2002. Under the Voting Agreement, the Consenting Holders agreed to vote in favor of the Plan so long as the Plan is consistent in all material respects with the term sheet for the Plan attached as an exhibit to the Voting Agreement and subject to the Consenting Holders receipt of a court approved disclosure statement that contains information that is consistent with the information the Registrant has previously provided to the Consenting Holders. The term sheet sets forth, among other things, the issuance of equity securities by the Registrant and the issuance by Arch Wireless Holdings, Inc., the wholly-owned operating subsidiary of the Registrant, of $200 million principal amount of 10% Senior Secured Notes due 2007 and $100 million principal amount of 12% Senior Subordinated Secured PIK Notes due 2009 in exchange for all existing debt and equity securities. Specifically, the Voting Agreement provides that, so long as no Termination Event (as defined in the Voting Agreement) occurs, the Consenting Holders will:

     o    vote to accept the Plan;

     o neither object to, delay, or take any other action to interfere with the acceptance or implementation of the Plan, nor encourage any other person to do any of those things; and

     o not propose, encourage or vote for any restructuring or plan of reorganization other than the Plan.

     The obligations of the Consenting Holders under the Voting Agreement may terminate upon a "Termination Event," which includes the occurrence of, among other things, any of following:

     o    the Registrant does not file the Plan by January 15, 2002;

     o an order approving a disclosure statement relating to the Plan is not entered on or before March 15, 2002;

     o    an order confirming the Plan is not entered on or before May 15, 2002;

     o an event occurs which has a material adverse effect on the business, assets, prospects or operations of the Registrant, excluding effects that customarily occur as a result of events leading up to and following the commencement of a case under chapter 11 of the Bankruptcy Code;

     o the Bankruptcy Court does not enter an order within twenty days following the commencement of the chapter 11 proceeding authorizing the assumption of the Registrant's agreements with Motorola Inc., or Motorola Inc. ceases to perform under its agreements with the Registrant;

     o the Registrant breaches any of its obligations under the Voting Agreement or determines to pursue, or announces its intention to pursue, a chapter 11 plan on terms and conditions that are not consistent with the terms and conditions of the Plan;

     o the Bankruptcy Court enters an order, the practical effect of which is to render it highly unlikely that the Plan can be consummated;

     o an entity makes an offer to purchase substantially all of the assets of the Registrant, proposes a merger with Arch or propose to make a significant cash or equity investment in Arch on terms satisfactory to Toronto Dominion (Texas), Inc., as administrative agent;

     o the chapter 11 case of the Registrant or any of its subsidiaries is converted to a case under chapter 7 of the Bankruptcy Code; or

     o the termination of, or the expiration of a 20 day period following certain events of default under, the Registrant's cash collateral stipulation or debtor-in-possession financing agreement.

     The foregoing is a summary of the terms of the Voting Agreement, and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is not to be construed as an offer to sell any security or any solicitation of an offer to purchase a security.

     The Registrant has prepared consolidated projected operating and financial results for filing with the Bankruptcy Court in connection with the chapter 11 proceeding. Those financial projections were disclosed to the Consenting Holders in connection with the preparation and execution of the Voting Agreement, and were filed with the Bankruptcy Court on December 6, 2001. A copy of the financial projections filed with the Bankruptcy Court is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     Statements contained in or incorporated by reference into this Current Report on Form 8-K, including without limitation the projections attached as
Exhibit 99.1 hereto, which are not historical fact are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause the Registrant's actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, the outcome of various Bankruptcy Court proceedings, risks associated with the potential adverse affects of the Bankruptcy Court proceeding on the Registrant's business, customers, vendors, employees and prospects, declining demand for traditional paging products and services, merger and integration challenges, future capital needs, unforeseen delays or difficulties in launching the Registrant's additional two-way messaging products and services, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third party providers for certain equipment and services, as well as other risks described from time to time in the Registrant's periodic reports and registration statements filed with the Securities and Exchange Commission. The assumption's underlying the forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Registrant. Some assumptions underlying the forward-looking statements inevitably will not materialize, and events and circumstances occurring subsequent to the date on which such forward-looking statements are made may be different from those assumed or may be unanticipated, and therefore may effect financial results in a material and possibly adverse manner. Although the Registrant believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The Registrant disclaims any intent or obligation to update any forward-looking statements.

     A copy of the press release issued by the Registrant on November 6, 2001 relating to the Chapter 11 filings is attached hereto as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

          Exhibit No.    Description
          -----------    -----------

            10.1 Form of Voting Agreement, among Arch Wireless, Inc., certain of its subsidiaries and the Holders listed therein.

            99.1 Financial projections filed with the United States Bankruptcy Court for the District of Massachusetts.

            99.2 Press release, dated December 6, 2001, announcing restructuring plan and filing of voluntary chapter 11 petition.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2001               ARCH WIRELESS, INC.


                                       By:   /s/ J. Roy Pottle
                                          -----------------------
                                       Name: J. Roy Pottle
                                       Title:   Executive Vice President and
                                                Chief Financial Officer









                                  EXHIBIT INDEX


         Exhibit No.    Description
          -----------    -----------

            10.1 Form of Voting Agreement, among Arch Wireless, Inc., certain of its subsidiaries and the Holders listed therein.

            99.1 Financial projections filed with the United States Bankruptcy Court for the District of Massachusetts.

            99.2 Press release, dated December 6, 2001, announcing restructuring plan and filing of voluntary chapter 11 petition.